Offsetting financial assets and financial liabilities - Financial Assets and Liabilities Subject to Offsetting, Enforceable Master Netting Arrangements and Similar Agreements (Parenthetical) (Detail) - CAD ($)
$ in Billions
	Oct. 31, 2024	Oct. 31, 2023
Disclosure of offsetting of financial liabilities [line items]
Financial cash collateral received	$ 14	$ 17
Financial non-cash collateral received	352	342
Financial cash collateral pledged	14	15
Financial non-cash collateral pledged	$ 307	$ 328